UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 10, 2017,  PennyMac Financial Services, Inc. (the “Company”), through the Company’s indirect subsidiary, PNMAC GMSR ISSUER TRUST (“Issuer Trust”), issued an aggregate principal amount of $500 million in secured term notes (the “Term Notes”) to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”).  The Term Notes bear interest at a rate equal to one-month LIBOR plus 4.00% per annum, payable each month beginning in August 2017, on the 25th day of such month or, if such 25th day is not a business day, the next business day. The Term Notes will mature on August 25, 2022 or, if extended pursuant to the terms of the Term Note Indenture Supplement (as defined below), August 25, 2023 (unless earlier redeemed in accordance with their terms).  The Term Notes rank pari passu with (a) the secured term notes due February 25, 2020 issued by Issuer Trust on February 16, 2017, and (b) the Series 2016-MSRVF1 Variable Funding Note dated December 19, 2016 (the “VFN”) issued by Issuer Trust to one of the Company’s indirect controlled subsidiaries, PennyMac Loan Services, LLC (“PLS”). In addition, the Term Notes are secured by certain participation certificates relating to Ginnie Mae mortgage servicing rights (“MSRs”) and excess servicing spread relating to such MSRs (“ESS”) that are financed pursuant to a structured finance transaction, which is further described in the Company’s Current Report on Form 8-K filed on December 21, 2016 (the “GNMA MSR Facility”).

The Term Notes have not been and are not expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold within the United States or to U.S. persons absent an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Second Amended and Restated Base Indenture

The Term Notes were issued pursuant to the terms of (i) a  second amended and restated base indenture, dated as of August 10, 2017 (the “Amended Base Indenture”), by and among Issuer Trust, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary (the “Indenture Trustee”), PLS, as the servicer and administrator, Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), as administrative agent, and Pentalpha Surveillance LLC, as credit manager (the “Amended Base Indenture”); and (ii) a Series 2017-GT2 indenture supplement, dated as of August 10, 2017, to second amended and restated base indenture dated August 10, 2017 (the “Term Note Indenture Supplement”).

The Amended Base Indenture, which amends and restates that certain amended and restated base indenture dated as of February 16, 2017, requires Issuer Trust and PLS to make certain representations and warranties customary for secured financing transactions and also requires PLS to maintain various financial tests and other covenants, which include maintaining (i) an adjustable tangible net worth equal to or greater than 100% of the Ginnie Mae Single-Family Issuer minimum net worth requirement; (ii) liquidity equal to or greater than 100% of the Ginnie Mae Single-Family Issuer minimum liquidity requirement; (iii) if the aggregate monetary value of all out-of-pocket advances on Ginnie Mae mortgage backed securities exceeds the Single-Family Issuer minimum liquidity requirement, 100% of such minimum liquidity requirement; and (iv) a minimum fair market value relating to its base servicing fee. In the event PLS fails to maintain one or more of these financial tests or other covenants, the noteholders have the right to reduce the advance rate available to PLS under the Term Notes.

In addition, the Amended Base Indenture contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults on any series or class of notes, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for secured financing transactions. The remedies for such events of default include the acceleration of the principal amount outstanding under the Amended Base Indenture and the liquidation of certain MSRs and ESS by the Indenture Trustee on behalf of the noteholders of any notes issued by the Issuer Trust. If an event of default has occurred and is continuing with respect to any series of notes issued by the Issuer Trust, the Indenture Trustee is responsible for exercising any such rights and powers vested in it by the Amended Base Indenture on behalf of the noteholders.

The foregoing descriptions of the Amended Base Indenture and the Term Note Indenture Supplement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which have been filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

PC Repurchase Agreement

On August 10, 2017, the Company, through Issuer Trust, as buyer, PLS, as seller, and the Company’s direct controlled subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”), as guarantor, also entered into an amendment (the “Repurchase Amendment”) to that certain master repurchase agreement dated as of December 19, 2016 (the “PC Repurchase Agreement”), pursuant to which PLS finances all of its right, title and interest in, to and under participation certificates representing beneficial interests in MSRs and ESS, including all of its rights and interests in any MSRs and ESS it thereafter owns or acquires. The obligations of PLS are guaranteed in full by PNMAC (the “PNMAC Guaranty”).

The primary purposes of the Repurchase Amendment are to (i) clarify that PLS may pledge acquired MSRs on the date PLS starts servicing the mortgage pools related to such MSRs and collecting payments from the borrowers rather than the later date on which Ginnie Mae’s systems reflect PLS as the issuer of record, and (ii) ratify and reaffirm all terms and obligations of the PNMAC Guaranty.

In connection with Issuer Trust’s issuance of the Term Notes and additional borrowings under the PC Repurchase Agreement by PLS, PLS received net proceeds of approximately $172 million, after deducting estimated fees and expenses and paying down a portion of the master repurchase agreement (the “VFN Repurchase Agreement”) with CSFB, as administrative agent, and Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as purchaser, pursuant to which PLS sold the VFN to CSCIB with an agreement to repurchase such VFN at a later date.  As further described in the Company’s Current Report on Form 8-K filed on June 28, 2017, the maximum purchase price under the VFN Repurchase Agreement had been temporarily increased from $407 million to $650 million, through and including September 28, 2017.  The Company intends to use the net proceeds of the offering for general corporate purposes, including the acquisition of additional MSRs.

Other material terms of the PC Repurchase Agreement, the PNMAC Guaranty and the VFN Repurchase Agreement are described more fully in the Company’s Current Report on Form 8-K filed on December 21, 2016. The foregoing descriptions of the Repurchase Amendment,  the PC Repurchase Agreement, the PNMAC Guaranty and the VFN Repurchase Agreement do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Repurchase Amendment which has been filed with this Current Report on Form 8-K as Exhibit 10.3;  (ii) the description of the PC Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on December 21, 2016, the full text of the PC Repurchase Agreement attached thereto as Exhibit 10.3, and any amendments filed thereafter; (iii) the description of the PNMAC Guaranty in the Company’s Current Report on Form 8-K as filed on December 21, 2016,  the full text of the PNMAC Guaranty attached thereto as Exhibit 10.6, and any amendments filed thereafter; and (iv) the description of the VFN Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on December 21, 2016 and the full text of the VFN Repurchase Agreement attached thereto as Exhibit 10.9.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1

Second Amended and Restated Base Indenture, dated as of August 10, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, PLS, as Servicer and Administrator, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and Pentalpha Surveillance LLC, as Credit Manager

10.2

Series 2017-GT2 Indenture Supplement, dated as of August 10, 2017, to Second Amended and Restated Base Indenture, dated as of August 10, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, as Administrator and as Servicer, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent

10.3

Amendment No. 2 to Master Repurchase Agreement, dated as of August 10, 2017, by and among PNMAC GMSR ISSUER TRUST, as Buyer, PennyMac Loan Services, LLC, as Seller, and Private National Mortgage Acceptance Company, LLC, as Guarantor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: August 16, 2017	/s/ Andrew S. Chang
Andrew S. Chang
Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Second Amended and Restated Base Indenture, dated as of August 10, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, PLS, as Servicer and Administrator, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and Pentalpha Surveillance LLC, as Credit Manager

10.2

Series 2017-GT2 Indenture Supplement, dated as of August 10, 2017, to Second Amended and Restated Base Indenture, dated as of August 10, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, as Administrator and as Servicer, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent

10.3

Amendment No. 2 to Master Repurchase Agreement, dated as of August 10, 2017, by and among PNMAC GMSR ISSUER TRUST, as Buyer, PennyMac Loan Services, LLC, as Seller, and Private National Mortgage Acceptance Company, LLC, as Guarantor